UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 18, 2008


                             UNIONBANCAL CORPORATION
                             _______________________
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




         DELAWARE                       001-15081                94-1234979
         ________                       _________                __________
 (State of Incorporation)        (Commission File Number)      (IRS Employer
                                                             Identification No.)

                              400 California Street
                          San Francisco, CA 94104-1302
                          ____________________________
               (Address of principal executive offices) (Zip Code)

                               Tel. (415) 765-2969
                               ___________________
               Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

________________________________________________________________________________

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.



         (b) RESIGNATION OF DIRECTOR. Norimichi Kanari announced his resignation
as  Director  and  Chairman  of  UnionBanCal   Corporation  and  Union  Bank  of
California, N.A. effective July 23, 2008.



         Effective  July  23,  2008,   Kyota  Omori  was  elected   Chairman  of
UnionBanCal Corporation and Union Bank of California, N.A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   July 23, 2008


                             UNIONBANCAL CORPORATION


                             By: /s/ MORRIS HIRSCH
                                 _________________
                             Morris W. Hirsch
                             SEVP, GENERAL COUNSEL & SECRETARY
                             (DULY AUTHORIZED OFFICER)